UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 28, 2003
                                                 -------------------------------



MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2003-3 Mortgage Pass-Through Certificates, Series 2003-3)



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                333-106982-02              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (212) 713-2000
                                                    ----------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for MASTR Adjustable Rate Mortgages Trust 2003-3 Mortgage Pass-Through Certificates, Series 2003-3. On August 28, 2003, Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2003-3 Mortgage Pass-Through Certificates, Series 2003-3 (the "Certificates") in sixteen classes. The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2003, among the Company, as depositor, UBS Warburg Real Estate Securities Inc., as transferor, Wells Fargo Bank Minnesota, N.A., as master servicer, and JPMorgan Chase Bank, as trustee. The Class 1-A-1, Class 2-A-1, Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-X, Class 4-A-1, Class A-R, Class B-1, Class B-2, and Class B-3 Certificates, with an aggregate scheduled principal balance of $303,034,100 as of August 28, 2003, were sold to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 26, 2003 by and among the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------                 -----------

      4
                            Pooling and Servicing Agreement, dated as of August 1, 2003, among Mortgage Asset Securitization Transactions, Inc., UBS Warburg Real Estate Securities Inc., Wells Fargo Bank Minnesota, N.A., and JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.




                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director


                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

    4                   Pooling and Servicing Agreement,                E
                        dated as of August 1, 2003, among
                        Mortgage Asset Securitization
                        Transactions, Inc., UBS Warburg
                        Real Estate Securities Inc.,
                        Wells Fargo Bank Minnesota, N.A.,
                        and JPMorgan Chase Bank.